EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of MultiCell Technologies, Inc. (the “Company”) on Form 10-QSB for the period ended May 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen Chang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 20, 2007

By:	/s/ Stephen Chang
Name:	Stephen Chang
Chief Executive Officer, President and Director (principal executive officer)